Equity One, Inc. Supplemental Information Package

December 31, 2009

Equity One, Inc.
1600 N.E. Miami Gardens Drive
North Miami Beach, Florida 33179
Tel: (305) 947-1664   Fax: (305) 947-1734
www.equityone.net

Equity One, Inc.

SUPPLEMENTAL INFORMATION
December 31, 2009
(unaudited)

TABLE OF CONTENTS
Page
Overview
Analyst Coverage	3
Disclosures	4
Summary Financial Results and Ratios	5

Assets, Liabilities, and Equity
Consolidated Balance Sheets	6
Market Capitalization	7
Debt Summary	8
Debt Maturity Schedule	9

Income, EBITDA, and FFO
Consolidated Statements of Operations	10
Pro Forma Financial Information for Discontinued Operations	11-12
Net Operating Income	13
EBITDA	14
Consolidated Statements of Funds from Operations	15
Additional Disclosures	16

Leasing Data
Tenant Concentration - Top Twenty Tenants	17
Recent Leasing Activity	18
Shopping Center Lease Expiration Schedule - All Tenants, Anchors, Shops	19-21
Shopping Center Lease Expiration Graph	22

Property Data
Annual Minimum Rent of Operating Properties by Metro/Market Breakout	23
Property Status Report	24-33
Real Estate Acquisitions and Dispositions	34
Real Estate Developments and Redevelopments	35

Debt Schedule Detail
Consolidated Debt Summary - Property Mortgage Detail	36-38
Consolidated Debt Summary - Unsecured Notes, Lines of Credit, and Total	39

Joint Venture Supplemental Data	40-47

EQUITY ONE, INC
ANALYST COVERAGE
As of December 31, 2009

Barclays Capital	Ross Smotrich	(212) 526-2306
	Ryan Bennett	(212) 526-5309

BMO Capital Markets	Paul Adornato	(212) 885-4170

Citigroup Global Markets	Michael Bilerman	(212) 816-1383
	Quentin Velleley	(212) 816-6981

Cowen & Company	James Sullivan	(646) 562-1380

Credit Suisse	Andrew Rosivach	(415) 249-7942

Deutsche Bank	John Perry	(212) 250-4912
	Vin Chao	(212) 250-6799

Green Street Advisors	Jim Sullivan	(949) 640-8780
	Nick Vedder	(949) 640-8780

ISI Group	Steve Sakwa	(212) 446-9462
	Ian Weissman	(212) 446-9461

JP Morgan Securities Inc.	Michael W. Mueller, CFA	(212) 622-6689
	Joseph Dazio	(212) 622-6416

Macquarie Capital (USA) Inc.	David Wigginton	(212) 231-6380

Bank of America/Merrill Lynch	Craig Schmidt	(212) 449-1944

Morgan Stanley	Paul Morgan	(212) 761-8576

Raymond James & Assoc.	Paul D. Puryear	(727) 567-2253
	R.J. Milligan	(727) 567-2660

Royal Bank of Canada	Richard Moore	(440) 715-2646
	Wes Golladay	(440) 715-2650

Stifel, Nicolaus & Co., Inc.	David M. Fick, CPA	(410) 454-5018
	Nathan Isbee	(410) 454-4143

Miller Tabak	Tom Mitchell	(212) 370-0040 x8163

UBS	Ross Nussbaum	(212) 713-2484

EQUITY ONE, INC.
DISCLOSURES
As of December 31, 2009

Forward Looking Statements

Certain information contained in this Supplemental Information Package constitute forward-looking statements within the meaning of the federal securities laws.  Although Equity One believes that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that these expectations will be achieved.  Factors that could cause actual results to differ materially from current expectations include changes in macro-economic conditions and the demand for retail space in Florida, Georgia, Massachusetts and the other states in which Equity One owns properties; the continuing financial success of Equity One's current and prospective tenants; continuing supply constraints in its geographic markets; the availability of properties for acquisition; the success of its efforts to lease up vacant space; the effects of natural and other disasters; the ability of Equity One to successfully integrate the operations and systems of acquired companies and properties; and other risks, which are described in Equity One's filings with the Securities and Exchange Commission.

Basis of Presentation

The information contained in the Supplemental Information Package does not purport to disclose all items required by GAAP. The Company's Form 10-K for the year ended December 31, 2008 and Form 10-Q for the period ended September 30, 2009 and the subsequent filing of Form 10-K for the year ended December 31, 2009 should be read in conjunction with the above information. The results of operations of any property acquired are included in our financial statements since the date of its acquisition.

On January 14, 2009, we acquired an additional 1,237,676 ordinary shares of DIM Vastgoed, N.V. ("DIM") from Homburg Invest Inc. (“Homburg”) in a stock exchange agreement. Under the agreement, we issued 866,373 shares of our common stock in exchange for a total of 1,237,676 DIM shares or share equivalents (based on an exchange ratio of 0.7  Equity One shares for 1 DIM share).

In addition, we obtained from Homburg voting rights (the “Partex shares”) with respect to another 766,573 DIM shares that Homburg has the right to acquire on October 1, 2010 at a subsequent closing occurring no later than November 2010. Subject to certain conditions, the agreement also provides for us to acquire these DIM shares or share equivalents at the same 0.7 exchange ratio (or an aggregate of 536,601 shares of Equity One common stock) from Homburg once Homburg has acquired them. The agreement also provides for customary registration rights with respect to the Equity One common stock issued to Homburg.  As a result of the initial exchange and the voting rights agreement, we had at the time of the acquisition voting control over 74.6% of DIM’s ordinary shares, including 65.2% economic ownership.

We have consolidated the results of DIM's operations as of January 14, 2009.

EBITDA is a widely used performance measure and is provided as a supplemental measure of operating performance. We compute EBITDA as the sum of net income before extraordinary items, depreciation and amortization, income taxes, interest expense, gain (loss) on disposal of income producing properties, and impairment of real estate.  Given the nature of the Company's business as a real estate owner and operator, the Company believes that the use of EBITDA as opposed to earnings in various financial ratios is helpful to investors as a measure of our operational performance because EBITDA excludes various items included in earnings that do not relate to or are not indicative of our operating performance, such as gains and losses on sales of real estate and real estate related depreciation and amortization, and includes the results of operations of real estate properties that were sold or classified as real estate held for sale either during or subsequent to the end of a particular reporting period, which are included in earnings on a net basis. Accordingly, we believe that the use of EBITDA as opposed to earnings in various ratios provides a meaningful performance measure as it relates to our ability to meet various coverage tests for the stated periods.

EBITDA should not be considered as an alternative to earnings as an indicator of our financial performance, or as an alternative to cash flow from operating activities as a measure of our liquidity.  Our computation of EBITDA may differ from the methodology utilized by other companies to calculate EBITDA.  Investors are cautioned that items excluded from EBITDA are significant components in understanding and assessing the Company's financial performance.

Use of Funds from Operations as a Non-GAAP Financial Measure

We believe Funds from Operations (FFO) (combined with the primary GAAP presentations) is a useful supplemental measure of our operating performance that is a recognized metric used extensively by the real estate industry, particularly REITs. NAREIT stated in its April 2002 White Paper on FFO, "Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time.  Since real estate values have historically risen or fallen with market conditions many industry investors have considered presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves."  FFO, as defined by NAREIT, is "net income (computed in accordance with GAAP), excluding (gains or losses) from sales of property, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures.  Adjustments for unconsolidated partnerships and joint ventures will be calculated to reflect funds from operations on the same basis."

We believe that financial analysts, investors and stockholders are better served by the presentation of comparable period operating results generated from our FFO measure.  Our method of calculating FFO may be different from methods used by other REITs and accordingly, may not be comparable to such other REITs.  FFO is presented to assist investors in analyzing our operating performance. FFO (i) does not represent cash flow from operations as defined by GAAP, (ii) is not indicative of cash available to fund all cash flow needs, including the ability to make distributions, (iii) is not an alternative to cash flow as measure of liquidity, and (iv) should not be considered as an alternative to net income (which is determined in accordance with GAAP) for purposes of evaluating our operating performance. We believe net income is the most directly comparable GAAP measure to FFO.

EQUITY ONE, INC.
SUMMARY FINANCIAL RESULTS AND RATIOS
For the quarters and years ended December 31, 2009 and 2008
(in thousands, except per share data)

	For the three months ended		For the twelve months ended
	Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008
Summary Financial Results
Total revenues*	$68,280	$58,139	$272,293	$239,261
EBITDA (see page 14)	41,090	34,784	172,921	155,917
Property net operating income	47,947	40,274	192,499	173,047
General & administrative expenses (G&A)* - Adjusted (1)	8,519	8,614	32,835	30,957

Net income attributable to Equity One	$9,306	$6,131	$83,817	$35,008
Net income per diluted share	0.10	0.08	0.99	0.47

Funds from operations (FFO)	$24,573	$14,351	$142,983	$60,377
FFO per diluted share	0.28	0.19	1.71	0.81

Total dividends paid per share	$0.22	$0.30	$1.12	$1.20

Weighted average diluted shares	86,616	76,074	83,857	74,098

Summary Operating and Financial Ratios
Core shopping center portfolio occupancy at end of period (see pages 24-31) (2)	90.0%	92.1%	90.0%	92.1%
Core same-property shopping center portfolio occupancy at end of period	90.0%	92.1%	90.0%	92.1%
Same-property NOI growth - cash basis (see page 13) (2)	-2.0%	-1.7%	-3.0%	-1.6%
NOI margin (see page 13)	70.6%	69.8%	71.1%	72.9%
Expense recovery ratio*	73.2%	76.4%	74.3%	80.7%
New, renewal and option rent spread - cash basis (see page 18)	-5.3%	9.3%	N/A	N/A
G&A expense to total revenues (1)	12.5%	14.8%	12.1%	12.9%
Net debt to total market capitalization (see page 7)	46.0%	43.9%	46.0%	43.9%
Net debt to EBITDA (see page 14)	7.3	7.6	6.9	6.8
EBITDA to interest expense* (see page 14)	2.3	2.4	2.4	2.6
EBITDA to fixed charges* (see page 14)	1.9	2.1	2.0	2.2

Notes

*  The indicated line item includes amounts reported in discontinued operations recoverable and nonrecoverable operating expenses.
(1)  G&A expense for the three months ended December 31, 2009 deducts one-time DIM Vastgoed reorganization costs of $800k and $496k of acquisition costs. In addition, for the year ended December 31, 2009 deducts one-time severance costs of $3.3 million, and acquisition costs of $2.7 million and depreciation & amortization amounts included in G&A. G&A expense for the three months and year ended December 31, 2008 deducts $1.0 million in acquisition-related costs and severance benefits.
(2)  Excludes DIM Vastgoed.

EQUITY ONE, INC.
CONSOLIDATED BALANCE SHEETS
As of December 31, 2009, 2008 and 2007
(in thousands)

	Dec 31, 2009	Dec 31, 2008	Dec 31, 2007
Assets
Properties
Income producing	$2,433,431	$1,900,513	$2,047,993
Less: accumulated depreciation	(240,172)	(196,151)	(172,651)
Income-producing properties, net	2,193,259	1,704,362	1,875,342
Construction in progress and land held for development	68,866	74,371	81,574
Properties held for sale	-	-	323
Properties, net	2,262,125	1,778,733	1,957,239

Cash and cash equivalents	47,970	5,355	1,313
Cash held in escrow	-	-	54,460
Accounts and other receivables, net	9,806	12,209	14,148
Investments in and advances to unconsolidated joint ventures	11,524	11,745	-
Securities	820	160,585	72,299
Goodwill	11,477	11,845	12,496
Other assets (1)	108,598	55,791	62,429

Total Assets	$2,452,320	$2,036,263	$2,174,384

Liabilities and stockholders' equity
Liabilities
Mortgage notes payable	$551,647	$371,077	$397,112
Unsecured revolving credit facilities	-	35,500	37,000
Unsecured senior notes payable	691,136	657,913	744,685
Total debt	1,242,783	1,064,490	1,178,797
Unamortized/unaccreted (discount) premium on notes payable	(25,892)	5,225	10,042
Total notes payable	1,216,891	1,069,715	1,188,839

Deferred tax liabilities, net	50,059	1,409	-
Accounts payable and other liabilities (1)	96,668	54,652	68,624
Total liabilities	1,363,618	1,125,776	1,257,463

Redeemable noncontrolling interest	989	989	989

Total Stockholders' equity of Equity One, Inc.	1,064,535	909,498	915,932

Noncontrolling interest	23,178	-	-

Total Liabilities and Stockholders' Equity	$2,452,320	$2,036,263	$2,174,384

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.
(1) Amounts have been reclassified to conform to the 2009 presentation.

EQUITY ONE, INC.
MARKET CAPITALIZATION
As of December 31, 2009, 2008 and 2007
(in thousands)

	Dec 31, 2009	Dec 31, 2008	Dec 31, 2007

Closing market price of common stock	$16.17	$17.70	$23.03

Common stock shares (in thousands)
Basic common shares	86,131.037	76,198.420	73,300.107
Diluted common shares
Unvested restricted common shares	47.993	29.360	55.707
DownREIT units (convertible into shares)	93.656	93.656	93.656
Common stock options (treasury method, closing price)	79.656	23.178	60.573
Shares for DIM Vastgoed contingent consideration	516.019	-	-
Diluted common shares	86,868.361	76,344.614	73,510.043

Equity market capitalization	$1,404,661	$1,351,300	$1,692,936

Total debt (excluding unamortized/unaccreted premium/(discount))	$1,242,783	$1,064,490	$1,178,797
Cash and equivalents (including cash held in escrow)	(47,970)	(5,355)	(55,773)
Net debt	1,194,813	1,059,135	1,123,024
Equity market capitalization	1,404,661	1,351,300	1,692,936
Total market capitalization	$2,599,474	$2,410,435	$2,815,960

Net debt to total market capitalization at current market price	46.0%	43.9%	39.9%

Net debt to total market capitalization at constant share price of $17.70	43.7%	43.9%	46.3%

Gross real estate and securities investments	$2,503,117	$2,135,469	$2,202,189

Net debt to gross real estate and securities investments	47.7%	49.6%	51.0%

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
DEBT SUMMARY
As of December 31, 2009, 2008 and 2007
(in thousands)

	Dec 31, 2009	Dec 31, 2008	Dec 31, 2007

Fixed rate debt	$1,242,783	$928,041	$1,042,112
Fixed rate debt - swapped to variable rate	-	100,949	99,685
Variable rate debt - unhedged	-	35,500	37,000
Total debt*	$1,242,783	$1,064,490	$1,178,797

% Fixed rate debt	100.0%	87.2%	88.4%
% Fixed rate debt - swapped to variable rate	0.0%	9.5%	8.5%
% Variable rate debt - unhedged	0.0%	3.3%	3.1%
Total	100.0%	100.0%	100.0%

% Variable rate debt - total	0.0%	12.8%	11.6%

Secured mortgage debt	$551,647	$371,077	$397,112
Unsecured debt	691,136	693,413	781,685
Total debt*	$1,242,783	$1,064,490	$1,178,797

% Secured mortgage debt	44.4%	34.9%	33.7%
% Unsecured debt	55.6%	65.1%	66.3%
Total	100.0%	100.0%	100.0%

Total market capitalization (from page 7)	$2,599,474	$2,410,435	$2,815,960

% Secured mortgage debt	21.2%	15.4%	14.1%
% Unsecured debt	26.6%	28.8%	27.8%
Total debt : Total market capitalization	47.8%	44.2%	41.9%

Weighted-average interest rate on secured mortgage debt*(1)	6.6%	7.2%	7.4%
Weighted-average interest rate on senior unsecured notes(1)	6.1%	5.7%	5.7%
Weighted-average interest rate on total debt*(1)	6.3%	6.3%	N/A
Interest rate on revolving credit facilities	N/A	2.1%	5.0%

Weighted-average maturity on mortgage debt*	4.7 years	5.0 years	4.5 years
Weighted-average maturity on senior unsecured notes	6.2 years	6.5 years	6.7 years
Weighted-average maturity on total debt*	5.5 years	5.9 years	N/A

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.
*        Excluding unamortized/unaccreted premium/(discount)
(1)      Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

EQUITY ONE, INC.
CONSOLIDATED DEBT MATURITY SCHEDULE
As of December 31, 2009
(in thousands)

	Secured Debt (1)		Unsecured Debt			Weighted average
Maturity schedule	Scheduled	Balloon	Revolving	Senior		interest rate	Percent of
by year	amortization	payments	Credit Facilities	Notes	Total	at maturity	debt maturing

2010	$13,301	$57,803	$-	$-	$71,104	8.28%	5.7%
2011	12,438	68,570	-	-	81,008	7.31%	6.5%
2012	11,534	44,478	-	10,000	66,012	6.97%	5.3%
2013	11,021	54,127	-	-	65,148	6.25%	5.3%
2014	9,825	24,828	-	250,000	284,653	6.21%	22.9%
2015	7,057	69,093	-	107,505	183,655	5.31%	14.8%
2016	5,397	51,489	-	105,230	162,116	5.96%	13.0%
2017	4,746	17,242	-	218,401	240,389	6.10%	19.4%
2018	4,565	56,623	-	-	61,188	6.27%	4.9%
Thereafter	19,200	8,310	-	-	27,510	7.83%	2.2%
Total	$99,084	$452,563	$-	$691,136	$1,242,783	6.24%	100.0%

(1)  Includes 20 loans related to DIM Vastgoed properties.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF OPERATIONS
For the quarters and years ended December 31, 2009 and 2008
(in thousands, except per share data)

	Three months ended		Percent	Twelve months ended		Percent
	Dec 31, 2009	Dec 31, 2008	Change	Dec 31, 2009	Dec 31, 2008	Change
REVENUE:
Minimum rent	$53,120	$43,898		$210,068	$181,998
Expense recoveries	14,617	13,252		57,968	51,761
Percentage rent	163	98		1,679	1,901
Management and leasing services	359	467		1,675	1,789
Total revenue	68,259	57,715	18.3%	271,390	237,449	14.3%

COSTS AND EXPENSES:
Property operating	19,969	17,353		78,078	64,198
Rental property depreciation and amortization	16,549	10,802		62,131	45,438
General and administrative	9,815	9,614		38,835	31,957
Total costs and expenses	46,333	37,769	22.7%	179,044	141,593	26.4%

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	21,926	19,946		92,346	95,856

OTHER INCOME AND EXPENSE:
Investment income	120	2,169		10,155	10,220
Equity in (loss) income in unconsolidated joint ventures	(51)	(137)		(88)	108
Other income	93	251		1,503	967
Interest expense	(18,026)	(14,273)		(73,450)	(60,851)
Amortization of deferred financing fees	(385)	(361)		(1,520)	(1,629)
Gain on acquisition of controlling interest in subsidiary	635	-		27,501	-
Gain on sale of real estate	-	3,030		-	21,542
Gain on extinguishment of debt	(50)	1,145		12,345	6,473
Impairment loss	(369)	(4,855)		(369)	(37,497)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,893	6,915		68,423	35,189
Income tax benefit (provision) of taxable REIT subsidiaries	2,755	(1,088)		5,017	(1,015)
INCOME FROM CONTINUING OPERATIONS	6,648	5,827	14.1%	73,440	34,174	114.9%

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	15	310		808	1,391
Gain (loss) on disposal of income-producing properties	1,754	(6)		7,127	(557)
INCOME FROM DISCONTINUED OPERATIONS	1,769	304		7,935	834

NET INCOME	$8,417	$6,131	37.3%	$81,375	$35,008	132.4%
Net loss attributable to noncontrolling interest	889	-		2,442	-
NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$9,306	$6,131		$83,817	$35,008

EARNINGS PER COMMON SHARE - BASIC:
Continuing operations	0.09	0.08		0.91	0.46
Discontinued operations	0.02	0.00		0.09	0.01
NET INCOME	$0.11	$0.08	34.3%	$1.00	$0.47	111.6%

EARNINGS PER COMMON SHARE - DILUTED:
Continuing operations	0.08	0.08		0.89	0.46
Discontinued operations	0.02	0.00		0.09	0.01
NET INCOME	$0.10	$0.08	20.6%	$0.99	$0.47	109.5%

Weighted average shares outstanding
Basic	86,006	76,070		83,290	74,075
Diluted	86,616	76,074		83,857	74,098

Note:  Amounts in 2009 include consolidation of DIM Vastgoed. Diluted EPS for 12 months ended 2009 does not foot due to the mathematical rounding of the individual calculations.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter and year ended December 31, 2009
(in thousands)

	Three months ended			Twelve months ended
	Dec 31, 2009			Dec 31, 2009
	As	Disc. Ops	Pre Disc.	As	Disc. Ops	Pre Disc.
	Reported	Total	Ops	Reported	Total	Ops
REVENUE:
Minimum rent	$53,120	$18	$53,138	$210,068	$805	$210,873
Expense recoveries	14,617	3	14,620	57,968	98	58,066
Percentage rent	163	-	163	1,679	-	1,679
Management and leasing services	359	-	359	1,675	-	1,675
Total revenue	68,259	21	68,280	271,390	903	272,293

COSTS AND EXPENSES:
Property operating	19,969	5	19,974	78,078	41	78,119
Rental property depreciation and amortization	16,549	1	16,550	62,131	54	62,185
General and administrative	9,815	-	9,815	38,835	-	38,835
Total costs and expenses	46,333	6	46,339	179,044	95	179,139

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	21,926	15	21,941	92,346	808	93,154

OTHER INCOME AND EXPENSE:
Investment income	120	-	120	10,155	-	10,155
Equity in (loss) income in unconsolidated joint ventures	(51)	-	(51)	(88)	-	(88)
Other income	93	-	93	1,503	-	1,503
Interest expense	(18,026)	-	(18,026)	(73,450)	-	(73,450)
Amortization of deferred financing fees	(385)	-	(385)	(1,520)	-	(1,520)
Gain on acquisition of controlling interest in subsidiary	635	-	635	27,501	-	27,501
Gain on sale of real estate	-	1,754	1,754	-	7,127	7,127
(Loss) Gain on extinguishment of debt	(50)	-	(50)	12,345	-	12,345
Impairment loss	(369)	-	(369)	(369)	-	(369)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	3,893	1,769	5,662	68,423	7,935	76,358
Income tax benefit of taxable REIT subsidiaries	2,755		2,755	5,017	-	5,017
INCOME FROM CONTINUING OPERATIONS	6,648	1,769	8,417	73,440	7,935	81,375

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	15	(15)	-	808	(808)	-
Gain on disposal of income-producing properties	1,754	(1,754)	-	7,127	(7,127)	-
Income from discontinued operations	1,769	(1,769)	-	7,935	(7,935)	-

Net loss attributable to noncontrolling interest	889	-	889	2,442	-	2,442

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$9,306	$-	$9,306	$83,817	$-	$83,817

Note:
The Company adopted accounting for the impairment or disposal of long-lived assets, effective January 1, 2002. This requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents results of the assets sold or held for sale.

Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
PRO FORMA FINANCIAL INFORMATION FOR DISCONTINUED OPERATIONS
For the quarter and year ended December 31, 2008
(in thousands)

	Three months ended			Twelve months ended
	Dec 31, 2008			Dec 31, 2008
	As	Disc. Ops	Pre Disc.	As	Disc. Ops	Pre Disc.
	Reported	Total	Ops	Reported	Total	Ops
REVENUE:
Minimum rent	$43,898	$382	$44,280	$181,998	$1,561	$183,559
Expense recoveries	13,252	42	13,294	51,761	251	52,012
Percentage rent	98	-	98	1,901	-	1,901
Management and leasing services	467	-	467	1,789	-	1,789
Total revenue	57,715	424	58,139	237,449	1,812	239,261

COSTS AND EXPENSES:
Property operating	17,353	45	17,398	64,198	227	64,425
Rental property depreciation and amortization	10,802	23	10,825	45,438	148	45,586
General and administrative	9,614	-	9,614	31,957	-	31,957
Total costs and expenses	37,769	68	37,837	141,593	375	141,968

INCOME BEFORE OTHER INCOME AND EXPENSE, TAX AND DISCONTINUED OPERATIONS	19,946	356	20,302	95,856	1,437	97,293

OTHER INCOME AND EXPENSE:
Investment income	2,169	-	2,169	10,220	-	10,220
Equity in (loss) income in unconsolidated joint ventures	(137)	-	(137)	108	-	108
Other income	251	-	251	967	-	967
Interest expense	(14,273)	-	(14,273)	(60,851)	-	(60,851)
Amortization of deferred financing fees	(361)	-	(361)	(1,629)	-	(1,629)
Gain (loss) on sale of real estate	3,030	(6)	3,024	21,542	(557)	20,985
Gain on extinguishment of debt	1,145	(46)	1,099	6,473	-	6,473
Impairment loss	(4,855)	-	(4,855)	(37,497)	(46)	(37,543)
INCOME FROM CONTINUING OPERATIONS BEFORE TAX AND DISCONTINUED OPERATIONS	6,915	304	7,219	35,189	834	36,023
Income tax benefit (provision) of taxable REIT subsidiaries	(1,088)	-	(1,088)	(1,015)	-	(1,015)
INCOME FROM CONTINUING OPERATIONS	5,827	304	6,131	34,174	834	35,008

DISCONTINUED OPERATIONS:
Operations of income-producing properties sold or held for sale	310	(310)	-	1,391	(1,391)	-
Loss on disposal of income-producing properties	(6)	6	-	(557)	557	-
Income from discontinued operations	304	(304)	-	834	(834)	-

Net loss attributable to noncontrolling interest	-	-	-	-	-	-

NET INCOME ATTRIBUTABLE TO EQUITY ONE, INC.	$6,131	$-	$6,131	$35,008	$-	$35,008

Note:
The Company adopted accounting for the impairment or disposal of long-lived assets, effective January 1, 2002. This requires that operating results of income producing real estate assets that are sold or held for sale be included in discontinued operations in the statement of earnings for all periods presented. The above table presents results of the assets sold or held for sale.

Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
NET OPERATING INCOME
For the quarters and years ended December 31, 2009 and 2008
(in thousands)

	Three months ended		Percent	Twelve months ended		Percent
	Dec 31, 2009	Dec 31, 2008	Change	Dec 31, 2009	Dec 31, 2008	Change

Total net operating income (1)
Total rental revenue	$67,921	$57,672	17.8%	$270,618	$237,472	14.0%
Property operating expenses	19,974	17,398	14.8%	78,119	64,425	21.3%
Net operating income	$47,947	$40,274	19.1%	$192,499	$173,047	11.2%

NOI margin (NOI / Total rental revenue)	70.6%	69.8%		71.1%	72.9%

Same-property NOI (2)
Total rental revenue	$52,601	$55,074	(4.5%)	216,614	218,389	(0.8%)
Property operating expenses (3)	16,924	18,658	(9.3%)	69,958	67,217	4.1%
Net operating income (at end of period)	$35,677	$36,416	(2.0%)	$146,656	$151,172	(3.0%)

Growth in same property NOI	(2.0%)			(3.0%)

Number of properties included in analysis	144			144

(1)	Amounts included in discontinued operations have been included for purposes of this presentation of net operating income. Includes results of DIM for the three and nine month periods in 2009.
(2)	Retail centers only. Excludes the effects of straight-line rent, lease termination fees, and prior year expense recoveries and adjustments, if any.
(3)	Property operating expenses include intercompany management fee expense.

EQUITY ONE, INC.
EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION and AMORTIZATION (EBITDA)
For the quarters and years ended December 31, 2009 and 2008
(in thousands)

	Three months ended		Twelve months ended
	Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008

Net income attributable to Equity One, Inc.	$9,306	$6,131	$83,817	$35,008
Rental property depreciation and amortization*	16,550	10,825	62,185	45,586
Other depreciation and amortization	201	242	827	810
Interest expense*	18,026	14,273	73,450	60,851
Amortization of deferred financing fees*	385	361	1,520	1,629
(Gain) loss on sale of depreciable income producing real estate	(85)	(3,024)	1,673	(20,985)
(Gain) on sale of real estate	(1,669)	-	(8,800)
(Gain) loss on extinguishment of debt	50	(1,145)	(12,345)	(6,473)
Acquisition costs(1)	1,296	1,041	2,655	1,041
Impairment loss	369	4,855	369	37,543
Income tax (benefit) provision of taxable REIT subsidiaries	(2,755)	1,088	(5,017)	1,015
(Gain) on acquisition of controlling interest in subsidiary	(635)	-	(27,501)	-
Equity in income (loss) of real estate joint ventures	51	137	88	(108)
EBITDA(2)	$41,090	$34,784	$172,921	$155,917

Interest expense*(3)	$18,026	$14,273	$73,450	$60,851

EBITDA to interest expense*	2.3	2.4	2.4	2.6

Fixed charges
Interest expense*(3)	$18,026	$14,273	$73,450	$60,851
Scheduled principal amortization (4)	3,469	2,662	13,761	10,515
Total fixed charges	$21,495	$16,935	$87,211	$71,366

EBITDA to fixed charges*	1.9	2.1	2.0	2.2

Net debt to EBITDA (5)	7.3	7.6	6.9	6.8

Total market capitalization (see page 7)	$2,599,474	$2,410,435	$2,599,474	$2,410,435

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.
*	The indicated line item includes amounts reported in discontinued operations.
(1)	Amounts pertain to external fees on acquired property expensed during the period.
(2)	EBITDA: excludes non-recurring gains and losses on asset sales, debt extinguishment, impairments, and one-time items that would generally be adjusted in rating agency computations of EBITDA.
(3)	Interest expense includes non-cash amortization of debt (discount) attributable to DIM of $911K for the three month period and $3.6m for the twelve month period ended December 31, 2009.
(4)	Excludes balloon payments upon maturity.
(5)	EBITDA for the three month periods have been annualized.

EQUITY ONE, INC.
CONSOLIDATED STATEMENTS OF FUNDS FROM OPERATIONS
For the quarters and years ended December 31, 2009 and 2008
(in thousands, except per share data)

	Three months ended		Twelve months ended
	Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008

Net income attributable to Equity One, Inc.	$9,306	$6,131	$83,817	$35,008
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	14,975	10,825	56,057	45,586
(Gain) loss on disposal of depreciable real estate	(85)	(3,024)	1,673	(21,027)
Pro rata share of real estate depreciation from unconsolidated JV	377	419	1,436	810
Funds from operations	$24,573	$14,351	$142,983	$60,377

Earnings per diluted share attributable to Equity One, Inc.	$0.10	$0.08	$0.99	$0.47
Adjustments:
Rental property depreciation and amortization, including discontinued operations, net of noncontrolling interest	0.17	0.14	0.67	0.62
(Gain) loss on disposal of depreciable real estate	-	(0.04)	0.02	(0.28)
Pro rata share of real estate depreciation from unconsolidated JV	-	0.01	0.02	0.01
Net adjustment for unvested shares and noncontrolling interest(1)	0.01	-	0.01	(0.01)
Funds from operations per diluted share	$0.28	$0.19	$1.71	$0.81

Weighted average diluted shares	86,616	76,074	83,857	74,098

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

(1)
Includes net effect of (a) an adjustment for unvested awards of share-based payments with rights to receive dividends or dividend equivalents and (b) an adjustment related to the possible share issuance pursuant to the DIM stock exchange agreement.

EQUITY ONE, INC.
ADDITIONAL DISCLOSURES
For the quarters and years ended December 31, 2009 and 2008
(in thousands)

		Three months ended		Twelve months ended
		Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008

Certain non-cash items:
Amortization of deferred financing fees		$385	$361	$1,503	$1,629
Amortization of above/below market rent intangibles		(2,143)	(850)	(6,775)	(3,708)
Amortization of restricted stock and stock option expense		1,699	1,606	7,911	6,428
Straight line rent		169	(226)	(1,383)	(829)
Capitalized interest		(426)	(793)	(1,430)	(2,933)
Amortization of debt (premium)/discount		584	(360)	2,224	(1,900)
Total non-cash items		$268	$(262)	$2,050	$(1,313)

Certain capital expenditures:
Tenant improvements		$(2,099)	$(2,458)	$(5,757)	$(7,155)
Leasing commissions and costs		(2,602)	(1,741)	(6,051)	(5,936)
Total tenant improvements and leasing costs		$(4,701)	$(4,199)	$(11,808)	$(13,091)

Certain balance sheet accounts at 12/31/09:
Straight line rent receivable, net	$15,034
Lease intangibles asset, net	48,098
Lease intangibles liability, net	(49,353)
Deferred expenses, net	53,527
Total balance sheet accounts	$67,306

Liquidity as of 12/31/09:
Cash and Equivalents	$47,970
Marketable Securities	820
Available under Line of Credit	242,200
Total Available Funds	$290,990

Note:  Amounts in 2009 include consolidation of DIM Vastgoed.

EQUITY ONE, INC.
TENANT CONCENTRATION SCHEDULE - TOP TWENTY TENANTS
CONSOLIDATED PROPERTIES
As of December 31, 2009

Tenant	Number of stores	Credit Rating S&P/Moody's	Square feet	% of total square feet	Annualized minimum rent	% of total annualized minimum rent	Average annual minimum rent per square foot

Top twenty tenants
Publix	52	N/A	2,312,966	14.1%	$18,621,019	10.5%	$8.05
Supervalu	7	BB-/Ba3	458,273	2.8%	8,302,236	4.7%	18.12
Kroger	12	BBB/Baa2	679,082	4.1%	5,379,703	3.0%	7.92
TJ Maxx Companies	9	A/A3	294,484	1.8%	3,471,127	2.0%	11.79
Bed, Bath & Beyond	8	BBB	261,332	1.6%	3,079,214	1.7%	11.78
Costco	1	A/A2	148,295	0.9%	2,972,590	1.7%	20.05
Winn Dixie	9	N/A	398,128	2.4%	2,892,815	1.6%	7.27
L.A. Fitness	3	N/A	144,307	0.9%	2,592,222	1.5%	17.96
Office Depot	9	B/B2	219,487	1.3%	2,580,248	1.5%	11.76
CVS Pharmacy	12	BBB+/Baa2	132,470	0.8%	2,178,237	1.2%	16.44
Kmart	5	BB-/Ba2	439,558	2.7%	1,939,705	1.1%	4.41
Blockbuster	18	B-/Caa1	93,355	0.6%	1,870,817	1.0%	20.04
Food Lion	6	N/A	241,934	1.5%	1,850,161	1.0%	7.65
Walgreens	6	A+/A2	96,562	0.6%	1,811,921	1.0%	18.76
Wal-Mart	1	AA/Aa2	110,054	0.7%	1,595,783	0.9%	14.50
Dollar Tree	17	N/A	184,420	1.1%	1,377,974	0.8%	7.47
Stein Mart	4	N/A	158,472	1.0%	1,207,286	0.7%	7.62
Bi-Lo	3	N/A	124,210	0.8%	1,173,583	0.7%	9.45
The Sports Authority	1	B-	43,000	0.3%	1,075,000	0.6%	25.00
H&R Block	30	BBB	48,764	0.3%	1,060,554	0.6%	21.75

Sub-total top twenty tenants	213		6,589,153	40.3%	$67,032,195	37.8%	$10.17

Remaining tenants	2,219		8,121,719	49.7%	110,475,087	62.2%	13.60

Sub-total all tenants	2,432		14,710,872	90.0%	$177,507,282	100.0%	$12.23

Vacant	636		1,634,324	10.0%	NA	NA	NA

Total including vacant	3,068		16,345,196	100.0%	$177,507,282	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties. Ratings were in effect as of December 31, 2009.

EQUITY ONE, INC.
RECENT LEASING ACTIVITY
For the three months ended December 31, 2009

Category	Total Leases	Total Sq. Ft.	Same Space Sq. Ft.	Prior Rent PSF	New Rent PSF	Rent Spread	Same Space TIs PSF
New Leases (1)	41	141,340	137,140	$14.93	$13.76	-7.9%	$18.02
Renewals	92	288,317	288,317	12.81	12.12	-5.4%	0.35
Options	5	70,021	70,021	5.92	6.38	7.8%	-
Total New, Renewals & Options	138	499,678	495,478	$12.42	$11.76	-5.3%	$5.19

Note: Prior rent and new rent are presented on a "cash basis", not on a straight-line basis.  Excludes new developments, JV properties, and non-retail properties. Includes DIM Portfolio.

(1)  Rent spreads for new leases reflect same-space leasing where amount of rent paid by prior tenant is available.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2009

ALL TENANTS
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	124	200,531	1.2%	$3,028,482	1.6%	$15.10
2010	524	2,080,970	12.7%	22,595,683	12.2%	10.86
2011	491	2,052,314	12.5%	26,177,336	14.1%	12.76
2012	456	1,942,654	11.9%	24,002,080	13.0%	12.36
2013	305	1,514,003	9.3%	20,883,120	11.3%	13.79
2014	268	1,890,105	11.6%	23,438,310	12.6%	12.40
2015	59	490,054	3.0%	5,442,710	2.9%	11.11
2016	37	927,669	5.7%	14,117,984	7.6%	15.22
2017	29	507,121	3.1%	6,527,812	3.5%	12.87
2018	26	359,830	2.2%	4,043,698	2.2%	11.24
Thereafter	113	2,745,621	16.8%	35,271,875	19.0%	12.85

Sub-total / average	2,432	14,710,872	90.0%	$185,529,090	100.0%	$12.61
				.
Vacant	636	1,634,324	10.0%	NA	NA	NA

Total / average	3,068	16,345,196	100.0%	$185,529,090	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2009

ANCHOR TENANTS (SF >= 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

2010	38	1,075,426	10.4%	$6,453,106	6.8%	$6.00
2011	40	1,108,240	10.7%	8,647,026	9.2%	$7.80
2012	31	1,030,728	9.9%	6,968,132	7.4%	$6.76
2013	26	852,468	8.2%	7,144,619	7.6%	$8.38
2014	38	1,335,323	12.9%	12,448,152	13.2%	$9.32
2015	13	367,196	3.6%	2,922,844	3.1%	$7.96
2016	17	853,255	8.2%	12,483,803	13.2%	$14.63
2017	11	413,474	4.0%	4,591,709	4.9%	$11.11
2018	9	302,861	2.9%	2,691,312	2.8%	$8.89
Thereafter	62	2,535,318	24.5%	30,035,689	31.8%	$11.85

Sub-total / average	285	9,874,289	95.3%	$94,386,392	100.0%	$9.56

Vacant	20	487,111	4.7%	NA	NA	NA

Total / average	305	10,361,400	100.0%	$94,386,392	100.0%	NA

Note: Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION SCHEDULE
CONSOLIDATED PROPERTIES
As of December 31, 2009

SHOP TENANTS (SF < 10,000)
Date	Number of leases	Square feet	Percent of total square feet	Annualized minimum rent at expiration	Percent of total annualized minimum rent	Average annual minimum rent per square foot

M-T-M	124	200,531	3.3%	$3,028,482	3.3%	$15.10
2010	486	1,005,544	16.8%	16,142,577	17.7%	16.05
2011	451	944,074	15.8%	17,530,310	19.2%	18.57
2012	425	911,926	15.2%	17,033,948	18.7%	18.68
2013	279	661,535	11.1%	13,738,501	15.1%	20.77
2014	230	554,782	9.3%	10,990,158	12.1%	19.81
2015	46	122,858	2.0%	2,519,866	2.8%	20.51
2016	20	74,414	1.2%	1,634,181	1.8%	21.96
2017	18	93,647	1.6%	1,936,103	2.1%	20.67
2018	17	56,969	1.0%	1,352,386	1.5%	23.74
Thereafter	51	210,303	3.5%	5,236,186	5.7%	24.90

Sub-total / average	2,147	4,836,583	80.8%	$91,142,698	100.0%	$18.84

Vacant	616	1,147,213	19.2%	NA	NA	NA

Total / average	2,763	5,983,796	100.0%	$91,142,698	100.0%	NA

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
SHOPPING CENTER LEASE EXPIRATION GRAPH
CONSOLIDATED PROPERTIES
As of December 31, 2009

Note:  Excludes developments, non-retail properties, and DIM properties.

EQUITY ONE, INC.
ANNUAL MINIMUM RENT OF OPERATING PROPERTIES BY METRO/REGION
As of December 31, 2009

Metro or Region	# Properties	Total SF	AMR	% of AMR
Broward County, FL	14	1,580,222	18,268,650	10.3%
Miami Dade County, FL	11	1,121,828	13,570,553	7.7%
Palm Beach County, FL	9	1,004,099	10,323,859	5.8%
South Florida	34	3,706,149	42,163,062	23.8%
Atlanta, GA	19	1,867,210	23,348,417	13.2%
Florida Treasure/Northeast Coast	8	1,151,569	13,668,855	7.7%
Tampa- St. Petersburg, FL	13	1,294,096	13,350,280	7.5%
Orlando, FL	10	1,025,674	12,037,841	6.8%
Baton Rouge, LA	3	676,375	9,061,750	5.1%
New York	1	398,602	8,399,753	4.7%
Boston, MA	5	526,049	6,977,149	3.9%
Naples/Cape Coral/Venice, FL	7	741,812	6,541,321	3.7%
Jacksonville, FL	7	630,654	6,124,164	3.4%
Lafayette, LA	5	726,671	4,857,802	2.7%
New Orleans, LA	4	445,832	3,151,803	1.8%
Florida Panhandle	2	227,679	2,469,383	1.4%
Hartford, CT	1	213,323	2,324,643	1.3%
Hilton Head-Beaufort, SC	1	166,639	2,128,326	1.2%
Greenville, SC	3	239,042	2,132,304	1.2%
Raleigh Durham, NC	2	233,089	1,924,267	1.1%
Other	22	2,074,731	16,846,162	9.5%

Total	147	16,345,196	$177,507,283	100.0%

EQUITY ONE, INC.
PROPERTY STATUS REPORT
As of December 31, 2009

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

ALABAMA (2)
Madison Centre	Madison	1997	64,837	97.5%	12	1	37,912	Publix	06/01/17	Rite Aid	$ 9.89

Winchester Plaza	Huntsville	2006	75,700	93.4%	15	4	45,600	Publix	08/31/26		11.79

TOTAL SHOPPING CENTERS ALABAMA (2)			140,537	95.3%	27	5	83,512				$ 10.89

CONNECTICUT (1)

Brookside Plaza**	Enfield	1985 / 2006	213,323	92.2%	23	5	59,648	Shaw's	08/31/10	Bed Bath & Beyond / Walgreens / Staples /Petsmart	$ 11.82

TOTAL SHOPPING CENTERS CONNECTICUT (1)			213,323	92.2%	23	5	59,648				$ 11.82

FLORIDA (81)

Orlando / Central Florida (10)

Alafaya Commons	Orlando	1987	126,333	88.9%	24	6	54,230	Publix	11/30/10		$ 14.41

Alafaya Village	Orlando	1986	38,118	92.7%	14	2				Metro Fitness (shadow)	20.66

Conway Crossing	Orlando	2002	76,321	84.2%	13	5	44,271	Publix	04/30/22		11.42

Eastwood, Shoppes of	Orlando	1997	69,037	100.0%	13	-	51,512	Publix	11/01/17		12.19

Hunter's Creek	Orlando	1998	73,204	98.2%	9	1				Office Depot / Lifestyle Family Fitness	13.80

Kirkman Shoppes	Orlando	1973	88,820	90.9%	26	4				Party America	18.70

Lake Mary Centre	Orlando	1988 / 2001	340,434	94.5%	59	28	63,139	Albertsons	06/30/12	Kmart / Lifestyle Fitness Center / Office Depot	12.85

Park Promenade	Orlando	1987 / 2000	128,848	77.0%	16	10				Beauty Depot / Orange County Library	7.58

Town & Country	Kissimmee	1993	72,043	95.6%	12	2	52,883	Albertsons*	10/31/18		8.73
								(Ross Dress For Less)

Unigold Shopping Center	Winter Park	1987	117,527	80.1%	17	8	52,500	Winn-Dixie	04/30/12		11.78

Jacksonville / North Florida (9)

Atlantic Village	Atlantic Beach, FL	1984	100,559	89.9%	20	5	39,795	Publix	10/31/13	Jo-Ann Fabric & Crafts	11.27

Beauclerc Village	Jacksonville	1962 / 1988	68,846	94.8%	8	3				Big Lots / Goodwill / Bealls Outlet	9.03

Forest Village	Tallahassee	2000	71,526	86.7%	13	3	37,866	Publix	04/30/20		10.89

Ft. Caroline	Jacksonville	1985 / 1995	71,816	86.5%	6	6	45,500	Winn-Dixie	05/31/15	Citi Trends	7.00

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

Mandarin Landing	Jacksonville	1976	139,580	68.5%	14	13	50,000	Whole Foods	12/31/23	Office Depot	$ 17.24

Medical & Merchants	Jacksonville	1993	156,153	88.2%	10	7	55,999	Publix	02/10/13	Memorial Hospital	13.03

Middle Beach Shopping Center	Panama City Beach	1994	69,277	91.3%	5	4	56,077	Publix*	09/30/14		9.24

Oak Hill	Jacksonville	1985 / 1997	78,492	96.5%	18	2	39,795	Publix	03/11/15	Beall's	7.99

South Beach**	Jacksonville Beach	1990 / 1991	303,048	94.1%	41	7				Beall's / Bed Bath & Beyond / Home Depot / Stein Mart / Staples	12.39

Miami-Dade / Broward / Palm Beach (33)

Bird Ludlum	Miami	1988 / 1998	192,282	97.7%	40	2	44,400	Winn-Dixie	12/31/12	CVS Pharmacy / Bird Executive / Goodwill	17.57

Boynton Plaza	Boynton Beach	1978 / 1999	99,324	92.6%	22	5	37,664	Publix	08/31/13	CVS Pharmacy	13.11

Bluffs Square	Jupiter	1986	132,395	81.7%	37	9	39,795	Publix	10/22/11	Walgreens	13.03

Chapel Trail	Pembroke Pines	2007	56,378	97.2%	3	1				LA Fitness	21.52

Coral Reef Shopping Center	Palmetto Bay	1968 / 1990	74,680	100.0%	16	-				Office Depot / Walgreen's	24.56

Countryside Shops	Cooper City	1986 / 1988 / 1991	179,561	93.7%	36	10	39,795	Publix	12/04/10	CVS Pharmacy / Stein Mart	13.35

Crossroads Square	Pembroke Pines	1973	84,387	78.3%	19	8				CVS Pharmacy / Goodwill	17.61

CVS Plaza	Miami	2004	18,214	85.7%	6	1					22.66

El Novillo	Miami Beach	1970 / 2000	10,000	100.0%	1	-				Jumbo Buffet	23.15

Greenwood	Palm Springs	1982 / 1994	132,325	87.7%	31	6	50,032	Publix	12/05/14	Bealls Outlet	12.55

Jonathan's Landing	Jupiter	1997	26,820	62.5%	9	3		Publix			23.36
								(shadow)
Lago Mar	Miami	1995	82,613	91.1%	17	5	42,323	Publix	09/13/15		14.24

Lantana Village	Lantana	1976 / 1999	181,780	98.0%	23	2	39,473	Winn-Dixie	02/15/11	Kmart / Rite Aid* (Family Dollar)	7.61

Meadows	Miami	1997	75,524	97.4%	18	2	47,955	Publix	07/09/17		13.96

Oakbrook Square	Palm Beach Gardens	1974 / 2000 / 2003	199,633	97.2%	26	4	44,400	Publix	11/30/20	Stein Mart / Home Goods / CVS / Basset Furniture / Duffy's	13.60

Oaktree Plaza	North Palm Beach	1985	23,745	79.4%	15	5					16.58

Pine Island	Davie	1983 / 1999	254,907	90.2%	37	10	39,943	Publix	11/30/13	Home Depot Expo* / Staples	11.96

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

Pine Ridge Square	Coral Springs	1986 / 1998 / 1999	117,399	88.4%	26	9	17,441	Fresh Market	07/31/12	Bed Bath & Beyond / Nordic Interiors	13.31

Plaza Alegre	Miami	2003	91,611	96.1%	19	2	44,271	Publix	03/14/23	Goodwill	$ 16.51

Point Royale	Miami	1970 / 2000	216,760	99.3%	23	1	45,350	Winn-Dixie	02/15/10	Best Buy	7.75

Prosperity Centre	Palm Beach Gardens	1993	122,014	96.6%	9	1				Office Depot / CVS / Bed Bath & Beyond / TJ Maxx	17.09

Ridge Plaza	Davie	1984 / 1999	155,204	95.9%	23	5				Ridge Theater / Kabooms / Wachovia* (United Collection) / Round Up / Goodwill	10.91

Riverside Square	Coral Springs	1987	104,241	84.3%	26	8	39,795	Publix	02/18/12		13.33

Sawgrass Promenade	Deerfield Beach	1982 / 1998	107,092	84.5%	22	7	36,464	Publix	12/15/14	Walgreens	11.46

Sheridan Plaza	Hollywood	1973 / 1991	508,455	98.6%	59	5	65,537	Publix	10/09/11	Kohl's / Ross / Bed Bath & Beyond / Office Depot / LA Fitness / USA Baby & Child Space / Assoc. in Neurology	14.56

Shoppes of Andros Isles	West Palm Beach	2000	79,420	89.4%	13	4	51,420	Publix	02/29/20		12.66

Shoppes of Silverlakes	Pembroke Pines	1995 / 1997	126,788	89.8%	33	7	47,813	Publix	06/14/15		16.82

Shops at Skylake	North Miami Beach	1999 / 2005 / 2006	287,816	94.8%	45	5	51,420	Publix	07/31/19	TJMaxx / LA Fitness / Goodwill	17.34

Tamarac Town Square	Tamarac	1987	127,635	76.1%	24	16	37,764	Publix	12/15/14	Dollar Tree	10.92

Waterstone	Homestead	2005	61,000	97.1%	9	1	45,600	Publix	07/31/25		14.54

West Lakes Plaza	Miami	1984 / 2000	100,747	100.0%	27	-	46,216	Winn-Dixie	05/22/16	Navarro Pharmacy	12.89

Westport Plaza	Davie	2002	49,533	100.0%	8	-	27,887	Publix	11/30/22		17.12

Young Circle	Hollywood	1962 / 1997	65,834	98.1%	9	1	23,124	Publix	11/30/16	Walgreens	15.56

Florida Treasure / Northeast Coast (8)

Cashmere Corners	Port St. Lucie	2001	92,734	87.8%	12	6	59,448	Albertsons	04/30/25		8.36

New Smyrna Beach	New Smyrna Beach	1987	118,451	100.0%	34	-	42,112	Publix	09/30/12	Bealls Outlet	11.84

Old King Commons	Palm Coast	1988	84,759	91.5%	15	4				Wal-Mart	8.15

Ryanwood	Vero Beach	1987	114,925	94.3%	29	3	39,795	Publix	03/23/17	Bealls Outlet / Books-A-Million	11.33

Salerno Village	Stuart	1987	82,477	91.0%	14	6	45,802	Winn-Dixie	03/23/24	CVS Pharmacy	10.12

Shops at St. Lucie	Port St. Lucie	2006	19,361	91.0%	9	1					22.28

South Point Center	Vero Beach	2003	64,790	88.1%	10	6	44,840	Publix	11/30/23		15.70

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

Treasure Coast	Vero Beach	1983	133,781	96.6%	21	3	59,450		Publix	07/31/26	TJ Maxx	$ 11.48

Tampa / St. Petersburg / Venice / Cape Coral / Naples (21)

Bay Pointe Plaza	St. Petersburg	1984 / 2002	103,986	95.6%	19	4	52,610		Publix	11/30/21	Bealls Outlet	10.44

Carrollwood	Tampa	1970 / 2002	94,203	94.6%	31	5	27,887		Publix	11/30/22	Golf Locker	13.28

Charlotte Square	Port Charlotte	1980	96,188	74.8%	13	12	44,024		Publix*	01/31/11	Seafood Buffet	7.14
									(American Signature Furniture)

Chelsea Place	New Port Richey	1992	81,144	96.5%	16	2	48,890		Publix	05/27/12		11.79

Dolphin Village	St. Petersburg	1967/1990	138,129	77.4%	27	19	33,238		Publix	11/07/13	Dollar Tree, CVS	11.42

Lake St. Charles	Tampa	1999	57,015	100.0%	8	-	46,295		Sweet Bay	06/30/19		10.35

Lutz Lake	Lutz	2002	64,985	95.8%	13	2	44,270		Publix	05/31/22		14.07

Marco Town Center	Marco Island	2001	109,830	82.2%	32	10	27,887		Publix	01/31/18		17.55

Mariners Crossing	Spring Hill	1989 / 1999	97,812	89.9%	15	3	48,315		Sweet Bay	08/15/20		10.48

Midpoint Center	Cape Coral	2002	75,386	97.8%	9	1	60,667		Publix	10/31/22		12.11

Pavilion	Naples	1982	167,745	93.9%	34	6	50,795		Publix	12/31/10	Pavilion 6 Theatre / Anthony's	13.27

Regency Crossing	Port Richey	1986 / 2001	85,864	81.9%	14	11	44,270		Publix	02/28/21		10.23

Ross Plaza	Tampa	1984 / 1996	90,826	95.3%	20	2					Ross Dress for Less / Deals	12.38

Seven Hills	Spring Hill	1991	72,590	87.8%	12	6	48,890		Publix	09/25/11		10.27

Shoppes of North Port	North Port	1991	84,705	94.9%	19	2	48,890		Publix	12/11/11	Bealls Outlet	10.27

Summerlin Square	Fort Myers	1986 / 1998	109,156	55.4%	7	21	45,500		Winn-Dixie	06/04/11	Lee County Sheriff's Office	9.58

Sunlake	Tampa	2008	89,516	77.3%	12	13	45,600		Publix	06/30/14		16.32

Sunpoint Shopping Center	Ruskin	1984	132,374	66.7%	17	8					Goodwill / Ozzie's Buffet / Big Lots / Chapter 13 Trustee	8.19

Venice Plaza	Venice	1971 / 1979 / 1999	132,345	97.5%	13	2	42,582		Sweet Bay	09/30/18	TJ Maxx	6.24

Venice Shopping Center	Venice	1968 / 2000	109,801	81.5%	11	3	44,271		Publix	12/31/26	Beall's Outlet	5.46

Walden Woods	Plant City	1985 / 1998 / 2003	75,874	98.7%	14	1					Dollar Tree / Aaron Rents / Dollar General	8.44

TOTAL SHOPPING CENTERS FLORIDA (81)			9,116,851	90.7%	1,569	423	2,745,777	#				$ 12.70

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

GEORGIA (24)

Atlanta (20)

BridgeMill	Canton	2000	89,102	89.6%	25	5	37,888	Publix	01/31/20		$ 15.46

Buckhead Station	Atlanta	1996	233,739	100.0%	15	1				Bed Bath & Beyond / TJ Maxx / Old Navy / Toys R Us / DSW / Ulta 3 / Nordstrom Rack	20.33

Butler Creek	Acworth	1990	95,597	88.7%	17	3	59,997	Kroger	01/31/18		10.09

Chastain Square	Atlanta	1981 / 2001	91,637	89.4%	22	6	37,366	Publix	05/31/24		17.18

Commerce Crossing	Commerce	1988	100,668	29.7%	6	5				Fred's Store	5.42

Douglas Commons	Douglasville	1988	97,027	98.9%	17	1	59,431	Kroger	08/31/13		10.83

Fairview Oaks	Ellenwood	1997	77,052	95.4%	12	2	54,498	Kroger	09/30/16		11.28

Grassland Crossing	Alpharetta	1996	90,906	97.3%	12	2	70,086	Kroger	06/30/16		11.74

Hairston Center	Decatur	2000	13,000	38.5%	3	6					11.28

Hamilton Ridge	Buford	2002	90,996	83.6%	13	8	54,166	Kroger	11/30/22		11.40

Mableton Crossing	Mableton	1997	86,819	98.1%	16	1	63,419	Kroger	08/31/17		10.64

Macland Pointe	Marietta	1992-93	79,699	96.6%	15	2	55,999	Publix	12/29/12		10.07

Market Place	Norcross	1976	77,706	92.1%	19	4				Galaxy Cinema	11.92

Paulding Commons	Hiram	1991	192,391	95.6%	26	4	49,700	Kroger	02/28/11	Kmart	7.95

Piedmont Peachtree Crossing	Buckhead	1978 / 1998	152,239	98.7%	27	1	55,520	Kroger	05/31/10	Cost Plus Store / Binders Art Supplies	17.25

Powers Ferry Plaza	Marietta	1979 / 1987 / 1998	86,473	90.5%	19	6				Micro Center	9.93

Shops of Huntcrest	Lawrenceville	2003	97,040	87.8%	20	6	54,340	Publix	01/31/23		12.98

Shops of Westridge	McDonough	2006	66,297	78.9%	10	8	38,997	Publix	04/30/26		12.70

Wesley Chapel	Decatur	1989	170,792	62.7%	14	12				Corinthian College / Little Giant	6.59

Williamsburg @ Dunwoody	Dunwoody	1983	44,928	89.0%	22	5					20.35

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

Central / South Georgia (4)

Daniel Village	Augusta	1956 / 1997	171,932	85.7%	28	11	45,971	Bi-Lo	03/25/22	St. Joseph Home Health Care	$ 8.85

McAlpin Square	Savannah	1979	176,807	98.4%	24	2	43,600	Kroger	08/31/15	Big Lots / Savannah-Skidaway / Habitat for Humanity	7.38

Spalding Village	Griffin	1989	235,318	63.2%	17	11	59,431	Kroger	05/31/14	JC Penney* / Fred's Store	7.40

Walton Plaza	Augusta	1990	43,460	91.7%	5	3	32,960	Harris Teeter* (Omni Fitness)	04/01/11		10.40

TOTAL SHOPPING CENTERS GEORGIA (24)			2,661,625	86.0%	404	115	873,369				$ 11.79

LOUISIANA (13)

Ambassador Row	Lafayette	1980 / 1991	193,978	69.7%	23	3				Conn's Appliances / Big Lots / Chuck E Cheese	$ 10.81

Ambassador Row Courtyard	Lafayette	1986 / 1991 / 2005	146,697	97.1%	22	1				Bed Bath & Beyond / Marshall's / Hancock Fabrics / United Training Academy / Tuesday Morning	10.20

Bluebonnet Village	Baton Rouge	1983	101,623	95.4%	21	5	33,387	Matherne's	11/30/10	Office Depot	11.33

Boulevard	Lafayette	1976 / 1994	68,012	90.8%	11	3				Piccadilly / Harbor Freight Tools / Golfballs.com	8.59

Country Club Plaza	Slidell	1982 / 1994	64,686	95.2%	8	2	33,387	Winn-Dixie	01/31/13		6.60

Crossing	Slidell	1988 / 1993	114,806	97.4%	15	1	58,432	Save A Center	09/29/39	A-1 Home Appliance / Piccadilly	5.90

Elmwood Oaks	Harahan	1989	133,995	97.2%	10	1				Academy Sports / Dollar Tree / Home Décor	9.84

Grand Marche (ground lease)	Lafayette	1969	200,585	100.0%	1	-					NA

Plaza Acadienne	Eunice	1980	105,419	56.4%	7	1	28,092	Super 1 Store	06/30/10	Fred's Store	4.66

Sherwood South	Baton Rouge	1972 / 1988 / 1992	77,107	86.0%	8	1				Burke's Outlet / Harbor Freight Tools / Fred's Store	6.13

Siegen Village	Baton Rouge	1988	170,416	99.2%	19	1				Office Depot / Big Lots / Dollar Tree / Stage / Party City	9.26

Tarpon Heights	Galliano	1982	56,605	83.2%	8	2				Stage / Dollar General	5.17

Village at Northshore	Slidell	1988	144,638	96.7%	13	2				Marshalls / Dollar Tree / Kirschman's* / Bed Bath & Beyond / Office Depot	8.52

TOTAL SHOPPING CENTERS LOUISIANA (13)			1,578,567	90.1%	166	23	153,298				$ 8.66

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

MASSACHUSETTS (7)

Cambridge Star Market	Cambridge	1953 / 1997	66,108	100.0%	1	-	66,108	Star Market	01/02/16		$ 26.89

Medford Shaw's Supermarket	Medford	1995	62,656	100.0%	2	-	60,356	Shaw's	01/01/16		23.94

Plymouth Shaw's Supermarket	Plymouth	1993	59,726	100.0%	1	-	59,726	Shaw's	01/01/16		17.77

Quincy Star Market	Quincy	1965 / 1995	100,741	100.0%	1	-	100,741	Star Market	01/02/16		17.36

Swampscott Whole Foods	Swampscott	1967 / 2005	35,907	100.0%	1	-	35,907	Whole Foods	01/01/26		22.89

Webster Plaza	Webster	1963 / 1998	199,425	100.0%	14	-	56,766	Shaw's	02/28/23	K Mart	8.08

West Roxbury Shaw's Plaza	West Roxbury	1973 / 1995/ 2006	76,316	97.3%	11	2	54,928	Shaw's	01/02/16		22.87

TOTAL SHOPPING CENTERS MASSACHUSETTS (7)			600,879	99.7%	31	2	434,532				$ 17.07

MISSISSIPPI (1)

Shipyard Plaza	Pascagoula	1987	66,857	100.0%	8	-				Big Lots / Buffalo Wild Wings	$ 7.23

TOTAL SHOPPING CENTERS MISSISSIPPI (1)			66,857	100.0%	8	-	-				$ 7.23

NEW YORK (1)

Westbury Plaza	Long Island	1993	398,602	100.0%	8	-				Olive Garden / Borders / Costco / Marshalls / Sports Authority / Walmart	$ 21.07

TOTAL SHOPPING CENTERS NEW YORK (1)			398,602	100.0%	8	-	-				$ 21.07

NORTH CAROLINA (9)

Centre Pointe Plaza	Smithfield	1989	163,642	75.9%	20	4				Belk's / Dollar Tree / Aaron Rents	$ 6.72

Chestnut Square	Brevard	1985 / 2008	34,260	90.7%	6	2				Walgreens	15.39

Galleria	Wrightsville Beach	1986 / 1990	92,114	76.7%	26	9	28,000	Harris Teeter*	04/05/11		9.76

Parkwest Crossing	Durham	1990	85,602	93.0%	15	2	38,052	Food Lion	12/14/10		10.65

Riverview Shopping Center	Durham	1973 / 1995	128,498	95.4%	12	4	53,538	Kroger	12/31/14	Upchurch Drugs / Riverview Galleries	7.74

Salisbury Marketplace	Salisbury	1987	79,732	73.8%	11	9	31,762	Food Lion	02/11/23		11.09

Stanley Market Place	Stanley	2007	53,228	93.4%	5	2	34,928	Food Lion	05/15/27	Family Dollar	9.85

Thomasville Commons	Thomasville	1991	148,754	95.8%	10	4	32,000	Ingles	09/29/12	Kmart	5.73

Willowdaile Shopping Center	Durham	1986	95,601	56.1%	16	9				Hall of Fitness	9.80

TOTAL SHOPPING CENTERS NORTH CAROLINA (9)			881,431	83.1%	121	45	218,280				$ 8.57

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

SOUTH CAROLINA (7)

Belfair Towne Village	Bluffton	2000 / 2003 / 2006	166,639	95.6%	31	3	55,696	Kroger	10/31/19	Stein Mart	$ 13.36

Lancaster Plaza	Lancaster	1971 / 1990	77,400	64.9%	3	2	19,200	Bi-Lo	09/30/10	Tractor Supply	3.61

Lancaster Shopping Center	Lancaster	1963 / 1987	29,047	100.0%	2	-				Sweet Union Furniture	2.16

Milestone Plaza	Greenville	1995	89,721	97.4%	9	1	59,039	Bi-Lo	03/31/30		14.82

North Village Center	North Myrtle Beach	1984	60,356	29.2%	5	8				Dollar General	8.65

Windy Hill	North Myrtle Beach	1968 / 1988 / 2006	68,465	94.2%	2	3				Rose's Store / Family Dollar Store	5.81

Woodruff	Greenville	1995	68,055	98.7%	9	1	47,955	Publix	08/06/15		10.63

TOTAL SHOPPING CENTERS SOUTH CAROLINA (7)			559,683	84.9%	61	18	181,890				$ 10.33

VIRGINIA (1)

Smyth Valley Crossing	Marion	1989	126,841	100.0%	14	-	32,000	Ingles	09/25/10	Wal-Mart	$ 6.14

TOTAL SHOPPING CENTERS VIRGINIA (1)			126,841	100.0%	14	-	32,000				$ 6.14

TOTAL CORE SHOPPING CENTER PORTFOLIO (147)			16,345,196	90.0%	2,432	636	4,782,306				$ 12.23

OTHER PROPERTIES (6)

4101 South I-85 Industrial	Charlotte, NC	1956 / 1963	188,513	38.0%	2	7

Banco Popular Office Building	Miami, FL	1971	36,610	79.4%	16	4

Laurel Walk Apartments	Charlotte, NC	1985	106,480	96.0%	94	4

Mandarin Mini-Storage	Jacksonville, FL	1982	52,300	66.0%	318	226

Prosperity Office Building	Palm Beach Gdns, FL	1972	3,200	0.0%	-	1

Providence Square	Charlotte, NC	1973	85,930	29.8%	11	14

TOTAL OTHER PROPERTIES (6)			473,033	55.5%	441	256	-

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

DIM VASTGOED PROPERTIES (21)

Eustis Village	Eustis	2002	156,927	98.4%	19	1	44,271	Publix	10/31/22	Beall's Department Store	$ 11.48

Glengary Shoppes	Sarasota	1995	99,182	100.0%	7	-				Best Buy / Barnes & Noble	17.71

Hammocks Town Center	Miami	1987 / 1993	172,810	92.2%	39	5	39,795	Publix	06/24/12	Metro Dade Library / CVS Pharmacy / Porky's Gym	13.94

Magnolia Shoppes	Fort Lauderdale	1998	114,118	88.2%	16	7				Regal Cinemas / Deal$	11.38

Sunrise Town Center	Fort Lauderdale	1989	128,124	85.5%	14	10				L.A. Fitness / Office Depot	10.89

Dublin Village	Dublin	2005	98,540	94.9%	13	4	70,225	Kroger	08/03/25		6.76

Freehome Village	Canton	2003	74,340	81.3%	9	8	44,840	Publix	12/31/23		13.17

Golden Park Village	Buford	2000	68,738	87.8%	10	3	44,270	Publix	02/29/20		11.32

Governors Town Square	Acworth	2005	68,658	98.8%	13	1	44,840	Publix	02/28/25		15.84

Grayson Village	Loganville	2002	83,155	73.7%	12	11	44,271	Publix	01/31/22		11.29

Keith Bridge Commons	Atlanta	2002	94,886	85.9%	14	7	54,139	Kroger	08/10/22		12.69

Loganville Town Center	Loganville	1997	77,661	96.1%	13	2	51,420	Publix	08/01/17		13.12

Salem Road Station	Atlanta	2000	67,270	88.4%	11	6	44,270	Publix	09/30/20		11.90

The Shops at Lake Tuscaloosa	Tuscaloosa	2003 / 2005	70,242	88.9%	13	3	44,271	Publix	12/31/23		12.62

The Vineyards at Chateau Elan	Braselton	2002	79,047	97.4%	19	1	44,271	Publix	01/31/23		14.35

Wilmington Island Shopping Center	Wilmington Island	1985 / 1998 / 2003	87,818	70.9%	13	10	42,156	Kroger	09/16/18		12.69

South Plaza Shopping Center	St. Mary's County	2005	92,335	100.0%	9	-				Ross Dress For Less / Best Buy / Old Navy /Petco	16.88

Brawley Commons	Charlotte	1997 / 1998	119,189	77.8%	27	3	42,142	Lowe's Foods	04/30/17	Rite Aid	12.17

Carolina Pavilion	Charlotte	1996	731,678	96.9%	24	3				AMC Theatres / Value City Furniture / Old Navy / Ross Dress For Less / Sports Authority / Baby Superstore / Michaels Crafts / Sears Retail Outlet Store / DSW Shoe Warehouse / Cost Plus World Market / OfficeMax/Gregg Appliances / Petco / Dollar Tree / Dress Barn / Bed Bath & Beyond / Kohl's / Buy Buy Baby	10.50

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

Whitaker Square	Winston-Salem	1996	82,760	100.0%	12	-	51,890	Harris Teeter	02/28/16	Rugged Wearhouse	$ 12.28

Greensboro Village Shopping Center	Gallatin	2005	70,203	95.6%	14	2	45,600	Publix	11/30/25		14.13

TOTAL DIM VASTGOED PROPERTIES (21)			2,637,681	92.1%	321	87	752,671				$ 12.14

TOTAL EXCLUDING DEVELOPMENTS, REDEVELOPMENTS & LAND (174)			19,455,910	89.4%	3,194	979	5,534,977

DEVELOPMENTS, REDEVELOPMENTS & LAND (8)

Developments (2)	Various - See Schedule on Page 34.

Redevelopments (1)	Various - See Schedule on Page 34.

Land Held for Development (5)	Various

TOTAL CONSOLIDATED - 182 Properties

Total square footage does not include shadow anchor square footage that is not owned by Equity One.
*       Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
**     Future contractual lease obligations included.

EQUITY ONE, INC.
REAL ESTATE ACQUISITIONS AND DISPOSITIONS
For the year ended December 31, 2009
(in thousands)

2009 Acquisition Activity
Date Purchased	Property Name	City	State	Square Feet	Purchase Price
October 29, 2009	Westbury Plaza	Westbury	NY	398,602	$104
November 16, 2009	Westbury Land	Garden City	NY	NA	25
December 17, 2009	Chevron outparcel	North Miami Beach	FL	3,873	2
Total					$131

Includes $6.1 million classified to income producing for one operating tenant.

2009 Disposition Activity
Date Sold	Property Name	City	State	Square Feet	Gross Sales Price	Gain (loss) on Sale

Income producing property sold
August 13, 2009	Walmart-Mathews	Mathews	LA	54,223	$930	$(1,758)
October 9, 2009	Milestone - Bojangles outparcel	Greenville	SC	3,400	1,227	85
					$2,157	$(1,673)

Real estate/outparcels sold
March 31, 2009	Waterstone - Pollo Tropical outparcel	Homestead	FL	3,000	$788	$552
March 31, 2009	Winchester Plaza - McDonald's outparcel	Huntsville	AL	2,844	920	626
May 28, 2009	Waterstone - Walgreens outparcel	Homestead	FL	13,831	2,500	1,598
June 5, 2009	Bluebonnet - AutoZone outparcel	Baton Rouge	LA	7,000	978	674
June 30, 2009	Waterstone - Bank of America outparcel	Homestead	FL	4,700	1,733	1,344
July 11, 2009	Milestone - Jack in the Box outparcel	Greenville	SC	3,000	1,519	475
July 31, 2009	Willowdaile - Harris Teeter	Durham	NC	48,000	3,245	1,862
October 30, 2009	CVS Plaza - CVS outparcel	Miami	FL	10,990	2,000	1,096
October 30, 2009	Ft. Caroline - McDonald's outparcel	Jacksonville	FL	2,730	650	573
					$14,333	$8,800

Total Sold					$16,490	$7,127

EQUITY ONE, INC.
REAL ESTATE DEVELOPMENTS AND REDEVELOPMENTS
As of December 31, 2009
(in thousands, except square footage data)

Project	Location	Project GLA*	Total GLA**	Anchors	Target Stabilization Date	Estimated Gross Cost (1)	Estimated Net Cost (2)	Funded as of 12/31/09	Balance to Complete (Gross Cost)
Developments
Shops at Hampton Oaks (3)	Fairburn, GA (Atlanta)	21,000	21,000	CVS (not owned)	2Q12	$8,672	$5,197	$8,041	$631
Sunlake (4)(5)	Tampa, FL	123,647	89,516	Publix	4Q11	41,022	28,570	39,918	1,104
River Green	Canton, GA (Atlanta)	59,997	59,997	CVS (not owned)	TBD	11,905	10,155	3,391	8,514
Subtotal		204,644	170,513			$61,599	$43,922	$51,350	$10,249

Redevelopment
Boca Village	Boca Raton, FL	25,663	92,267	Publix Greenwise / CVS	4Q12	7,049	7,049	49	7,000
Subtotal		25,663	92,267			$7,049	$7,049	$49	$7,000

Total Development Activity		230,307	262,780			$68,648	$50,971	$51,399	$17,249

Project notes

(1) Includes actual / allocated cost of land.
(2) After sales of outparcels and construction cost reimbursements.
(3) Remaining costs to complete represent small-shop and build-to-suit costs.
(4) Project is being developed in a JV.  Equity One funds all capital on which it receives an 8% preferred return, and receives 60% of the project's residual cash flow.
(5) Anchor opened December 2008, remaining costs to complete represent small-shop lease-up and outparcel construction.

*       Project GLA is subject to change based upon changes related to build-to-suit requests and other tenant driven changes.
**     Owned GLA (for redevelopments, includes portions of center not subject to redevelopment).

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2009
(in thousands)

					Percent of overall debt maturing
	Maturity		Dec 31, 2009	Dec 31, 2008
Debt Instrument	date	Rate *	balance	balance

Mortgage debt - Equity One, Inc.
Park Promenade	02/01/10	8.100%	$-	$5,935	0.0%
Jonathan's Landing	05/01/10	8.050%	-	2,706	0.0%
Bluff's Square	06/01/10	8.740%	9,460	9,590	0.8%
Kirkman Shoppes	06/01/10	8.740%	8,934	9,056	0.7%
Ross Plaza	06/01/10	8.740%	6,231	6,316	0.5%
Shoppes of Andros Isle	06/10/10	7.900%	-	6,086	0.0%
Boynton Plaza	07/01/10	8.030%	6,960	7,069	0.6%
Pointe Royale	07/15/10	7.950%	2,698	3,068	0.2%
Shops at Skylake	08/01/10	7.650%	11,973	12,504	1.0%
Parkwest Crossing	09/01/10	8.100%	4,400	4,467	0.4%
Spalding Village	09/01/10	8.194%	8,261	8,722	0.7%
Charlotte Square	02/01/11	9.188%	3,123	3,224	0.3%
Forest Village	04/01/11	7.270%	4,140	4,209	0.3%
Boca Village	05/01/11	7.200%	7,653	7,782	0.6%
MacLand Pointe	05/01/11	7.250%	5,408	5,498	0.4%
Pine Ridge Square	05/01/11	7.020%	6,762	6,880	0.6%
Sawgrass Promenade	05/01/11	7.200%	7,653	7,782	0.6%
Lake Mary Centre	11/01/11	7.250%	22,712	23,074	1.9%
Lake St. Charles	11/01/11	7.130%	3,580	3,638	0.3%
Belfair Towne Village	12/01/11	7.320%	9,958	10,243	0.8%
Marco Town Center	01/01/12	6.700%	7,629	7,846	0.6%
Riverside Square	03/01/12	9.188%	6,892	7,058	0.6%
Cashmere Corners	11/01/12	5.880%	4,523	4,662	0.4%
Eastwood	11/01/12	5.880%	5,390	5,555	0.4%
Meadows Shopping Center	11/01/12	5.870%	5,664	5,837	0.5%
Lutz Lake Crossing	01/01/13	6.280%	7,328	7,420	0.6%
Midpoint Center	07/10/13	5.770%	6,200	6,381	0.5%
Buckhead Station	09/01/13	6.880%	26,213	26,806	2.2%
Alafaya Village	11/11/13	5.990%	3,904	3,970	0.3%
Summerlin Square	02/01/14	6.750%	1,924	2,311	0.2%
South Point	07/10/14	5.720%	7,616	7,821	0.6%
Bird Ludlum	02/15/15	7.680%	5,853	6,742	0.5%
Treasure Coast Plaza	04/01/15	8.000%	2,797	3,202	0.2%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2009
(in thousands)

Percent of overall debt maturing
	Maturity		Dec 31, 2009	Dec 31, 2008
Debt Instrument	date	Rate *	balance	balance

Shoppes of Silverlakes I	07/01/15	7.750%	$1,648	$1,875	0.1%
Grassland Crossing	12/01/16	7.870%	4,825	5,058	0.4%
Mableton Crossing	08/15/18	6.850%	3,478	3,611	0.3%
Sheridan Plaza	10/10/18	6.250%	64,107	64,876	5.3%
BridgeMill	05/05/21	7.940%	8,369	8,608	0.7%
Westport Plaza	08/24/23	7.490%	4,330	4,456	0.4%
Chastain Square	02/28/24	6.500%	3,232	3,365	0.3%
Daniel Village	02/28/24	6.500%	3,533	3,679	0.3%
Douglas Commons	02/28/24	6.500%	4,209	4,383	0.3%
Fairview Oaks	02/28/24	6.500%	3,984	4,148	0.3%
Madison Centre	02/28/24	6.500%	3,232	3,365	0.3%
Paulding Commons	02/28/24	6.500%	5,487	5,714	0.5%
Siegen Village	02/28/24	6.500%	3,570	3,718	0.3%
Wesley Chapel Crossing	02/28/24	6.500%	2,818	2,935	0.2%
Webster Plaza	08/15/24	8.070%	7,659	7,826	0.6%
Total mortgage debt - Equity One (45 loans outstanding)	4.33	7.18%	$346,320	$371,077	28.6%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(2)	4,903	6,360	0.4%
Total mortgage debt - Equity One (including unamortized/unaccreted premium/(discount))			$351,223	$377,437	29.0%

Mortgage debt - DIM Vastgoed
Hammocks Town Center	06/26/12	6.950%	11,833	-	1.0%
Salem Road Station	11/11/12	6.000%	5,846	-	0.5%
Brawley Commons	07/01/13	6.250%	6,794	-	0.6%
Keith Bridge Commons	10/11/13	4.800%	8,753	-	0.7%
Sunrise Town Center	04/30/14	5.690%	10,298	-	0.8%
The Vineyards at Chateau Elan	07/11/14	5.880%	9,833	-	0.8%
Grayson Village	01/11/15	5.210%	9,820	-	0.8%
Golden Park Village	01/11/15	5.250%	7,341	-	0.6%
The Shops at Lake Tuscaloosa	01/11/15	5.450%	7,139	-	0.6%
Eustis Village	05/11/15	5.450%	13,313	-	1.1%
Freehome Village	07/11/15	5.150%	9,889	-	0.8%
Governors Town Square	06/01/15	5.200%	10,407	-	0.9%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2009
(in thousands)

Percent of overall debt maturing
	Maturity		Dec 31, 2009	Dec 31, 2008
Debt Instrument	date	Rate *	balance	balance

Loganville Town Center	08/11/15	4.890%	$10,090	$-	0.8%
Wilmington Island Shopping Center	11/11/15	5.050%	9,560	-	0.8%
South Plaza Shopping Center	01/11/16	5.420%	16,803	-	1.4%
Glengary Shoppes	06/11/16	5.750%	16,801	-	1.4%
Magnolia Shoppes	07/11/16	6.160%	14,467	-	1.2%
Dublin Village	12/11/16	5.780%	6,787	-	0.6%
Greensboro Village Shopping Center	02/11/17	5.520%	9,803	-	0.8%
Whitaker Square	12/01/17	6.320%	9,750	-	0.8%
Total mortgage debt - DIM Vastgoed (20 loans outstanding)	5.27	5.62%	$205,327	$-	17.0%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(2)	(27,657)	-	(2.3%)
Total mortgage debt - DIM Vastgoed (including unamortized/unaccreted premium/(discount))			$177,670	$-	14.7%

Total mortgage debt - Consolidated (65 loans outstanding)	4.68	6.58%	$551,647	$371,077	45.6%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(2)	(22,754)	6,360	(1.9%)
Total mortgage debt - Consolidated (including unamortized/unaccreted premium/(discount))			$528,893	$377,437	43.7%

EQUITY ONE, INC.
CONSOLIDATED DEBT SUMMARY
As of December 31, 2009
(in thousands)

Percent of overall debt maturing
	Maturity		Dec 31, 2009	Dec 31, 2008
Debt Instrument	date	Rate *	balance	balance

Unsecured senior notes payable
3.875% senior notes (1)	04/15/09	3.875%	$-	$176,185	0.0%
Fair value of $100MM fixed-to-floating interest rate swap	04/15/09	6-month Libor + 0.4375%	-	949	0.0%
7.84% senior notes	01/23/12	7.840%	10,000	10,000	0.8%
6.25% senior notes	12/15/14	6.250%	250,000	-	20.5%
5.375% senior notes	10/15/15	5.375%	107,505	117,000	8.8%
6.00% senior notes	09/15/16	6.000%	105,230	106,500	8.6%
6.25% senior notes	01/15/17	6.250%	101,403	115,000	8.3%
6.00% senior notes	09/15/17	6.000%	116,998	132,279	9.6%

Total unsecured senior notes payable	6.21	6.10%	$691,136	$657,913	56.6%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(2)	(3,138)	(1,135)	(0.3%)
Total unsecured senior notes payable (including unamortized/unaccreted premium/(discount))			$687,998	$656,778	56.3%

Revolving credit facilities
$227MM Wells Fargo Unsecured	10/17/11	N/A	$-	$35,500	0.0%
$15MM City National Bank Unsecured	12/10/10	N/A	-	-	0.0%
Total revolving credit facilities			$-	$35,500	0.0%

Total debt	5.53	6.31%	$1,242,783	$1,064,490	102.2%
Unamortized/unaccreted premium/(discount)	(wtd-avg maturity)	(wtd-avg interest rate)(2)	(25,892)	5,225	(2.2%)
Total debt (including net interest premium/discount)			$1,216,891	$1,069,715	100.0%

Senior Unsecured Debt Ratings
Moody's			Baa3 (Stable)
S&P			BBB- (Stable)

Note: Total debt is gross over net due to $26m of unamortized/unaccreted discount.
*  The rate in effect on December 31, 2009.
(1)  Senior note debt matured and was repaid in April and the related interest rate swap was settled.
(2)  Weighted average interest rates are calculated based on term to maturity and include scheduled principal amortization.

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - GRI-EQY I, LLC
As of December 31, 2009 and 2008

	As of	As of
	December 31, 2009	December 31, 2008
Assets	(in thousands)	(in thousands)
Properties
Income producing	253,434	250,816
Less: accumulated depreciation	(7,062)	(2,644)
Rental property	$246,372	$248,172

Cash and cash equivalents	1,935	2,076
Accounts and other receivables, net	2,297	2,377
Other assets	22,701	17,778

Total	$273,305	$270,403

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	131,557	132,081
Accounts payable and other liabilities	38,984	37,875
Total liabilities	$170,541	$169,956

Joint venture equity	102,764	100,447

Total	$273,305	$270,403

Note:  Eight properties were contributed to GRI-EQY I, LLC during the second quarter of 2008 and two properties were contributed during the fourth quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - GRI-EQY I, LLC
For the quarters and years ended December 31, 2009 and 2008

	Three months ended		Twelve months ended
	Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$6,703	$6,701	$26,936	$17,632

COSTS AND EXPENSES
Property operating	1,674	2,025	7,468	4,802
Rental property depreciation and amortization	2,364	1,937	8,013	5,104
Interest expense	2,095	2,039	8,328	4,329
Total costs and expenses	$6,133	$6,001	$23,809	$14,235

NET INCOME	$570	$700	$3,127	$3,397

Note:  Eight properties were contributed to GRI-EQY I, LLC during the second quarter of 2008 and two properties were contributed during the fourth quarter of 2008, accordingly there is no activity prior to 2Q 2008.  Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - GRI-EQY I, LLC
As of December 31, 2009

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

Airpark Plaza Shopping Center	Miami	1971 / 1998 / 2004 / 2008	172,095	95.7%	33	4	30,000	Publix	10/31/24	Home Depot Expo* / Office Depot	$ 13.47

Concord Shopping Plaza	Miami	1962 / 1992 / 1993	298,142	98.0%	22	2	78,000	Winn-Dixie	09/30/14	Home Depot / Big Lots / Dollar Tree	10.53

Presidential Markets	Snellville	1993 / 2000	396,432	96.5%	35	2	56,146	Publix	12/31/19	Marshall's / TJ Maxx / Bed Bath & Beyond / Carmike Cinemas / Ross Dress For Less / Office Depot / Shoe Carnival / Borders	11.04

Shoppes of Ibis	West Palm Beach	1999	79,420	89.4%	13	5	51,420	Publix	05/31/19		12.17

Shoppes at Quail Roost	Miami	2005	73,550	95.0%	17	3	44,840	Publix	06/30/25		15.49

Shoppes of Sunset	Miami	1979	21,784	88.2%	14	3					20.92

Shoppes of Sunset II	Miami	1980	27,676	70.1%	11	6					20.24

Sparkleberry Square	Columbia	1997 / 2004	154,217	74.6%	8	2				PETsMART / Bed Bath and Beyond / Pier 1 Imports / Ross Dress for Less	11.72

Sparkleberry Kohl's	Columbia	1997 / 2004	85,961	100.0%	1	-				Kohl's	7.74

Sparkleberry Kroger	Columbia	1997 / 2004	98,623	96.9%	12	2	67,943	Kroger	08/31/17		12.62

TOTAL GRI-EQY I, LLC SHOPPING CENTER PORTFOLIO (10)			1,407,900	93.4%	166	29	328,349				$ 11.77

* Indicates a tenant which continues to pay rent, but has closed its store and ceased operations. The subtenant, if any, is shown in ( ).
Equity One has a 10% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - GRI-EQY I, LLC
As of December 31, 2009
(in thousands)

	Equity One's	Maturity		Dec 31, 2009	Dec 31, 2008
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Floating rate loan (2)	10%	07/01/13	LIBOR + 1.95%	$120,000	$120,000
Sparkleberry Square (Kohl's)	10%	11/30/12	6.170%	5,907	6,087
Sparkleberry Square (Kroger)	10%	06/30/20	6.750%	6,194	6,587

Total mortgage debt (3 loans outstanding)		3.59	5.882%	$132,101	$132,674
		(wtd-avg maturity)	(Net effective int rate)
Net interest premium/(discount)				(544)	(593)

Total mortgage debt (including net interest premium/discount)				$131,557	$132,081

Interest Rate Swap

Fair value of $120MM floating-to-fixed interest rate swap	10%	06/01/13	3.685%	$8,631	$11,531

Total debt (including net interest premium/discount)				$140,188	$143,612

Equity One's pro-rata share of unconsolidated debt	10%			$14,019	$14,361

(1)  The rate in effect on December 31, 2009.
(2) Mortgage encumbers GRI-EQY (Airpark Plaza) LLC, GRI-EQY (Concord) LLC, GRI-EQY (IBIS) LLC, GRI-EQY (Presidential Markets) LLC, GRI-EQY (Quail Roost) LLC and GRI-EQY (Sparkleberry Square) LLC. The full balance has been swapped to a fixed rate of 3.685%

EQUITY ONE, INC.
UNCONSOLIDATED BALANCE SHEET - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of December 31, 2009 and 2008

	As of	As of
	December 31, 2009	December 31, 2008
Assets	(in thousands)	(in thousands)
Properties
Income producing	50,997	50,782
Less: accumulated depreciation	(1,347)	(352)
Rental property	$49,650	$50,430

Cash and cash equivalents	945	422
Accounts and other receivables, net	20	113
Other assets	5,218	7,002

Total	$55,833	$57,967

Liabilities and joint ventures' equity
Liabilities
Mortgage notes payable	37,212	37,719
Accounts payable and other liabilities	3,885	5,550
Total liabilities	$41,097	$43,269

Joint venture equity	14,736	14,698

Total	$55,833	$57,967

Note:  Properties were purchased during the third quarter of 2008, accordingly there is no activity prior to 3Q 2008.  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED STATEMENT OF OPERATIONS - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
For the quarters and years ended December 31, 2009 and 2008

	Three months ended		Twelve months ended
	Dec 31, 2009	Dec 31, 2008	Dec 31, 2009	Dec 31, 2008
	(in thousands)	(in thousands)	(in thousands)	(in thousands)

REVENUES	$1,664	$1,680	$6,555	$2,517

COSTS AND EXPENSES
Property operating	851	1,070	2,905	1,329
Rental property depreciation and amortization	703	1,125	3,172	1,496
Interest expense	608	558	2,439	894
Total costs and expenses	$2,162	$2,753	$8,516	$3,719

NET (LOSS) INCOME	$(498)	$(1,073)	$(1,961)	$(1,202)

Note:  Properties were purchased during the third quarter of 2008, accordingly there is no activity prior to 3Q 2008.  Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED PROPERTY STATUS REPORT - G&I VI SOUTH FLORIDA PORTFOLIO SPE LLC
As of December 31, 2009

		Year	Total		Number of tenants		Supermarket anchor			Other anchor tenants	Average base rent per leased SF
		Built /	Sq. Ft.	Percent			Owned		Expiration
Property	City	Renovated	Owned	Leased	Leased	Vacant	sq. ft.	Name	Date

1900/2000 Offices	Boca Raton	1979 / 1982 / 1986 / 2007	116,777	53.9%	18	11				RN Network	$16.51

Penn Dutch Plaza	Margate	1989	155,628	77.1%	18	21	70,358	Penn Dutch Food Center	12/31/13	Walgreens	8.44

Plantation Marketplace	Plantation	1963 / 1998	230,330	68.3%	26	13	43,386	Winn-Dixie	11/05/14	Beall's / Just Fit / Big Lots / CVS	10.53

TOTAL G&I VI South Florida Portfolio SPE LLC SHOPPING CENTER PORTFOLIO (3)			502,735	67.7%	62	45	113,744				$ 10.90

Equity One has a 20% interest in the joint venture.

EQUITY ONE, INC.
UNCONSOLIDATED DEBT SUMMARY - G&I VI South Florida Portfolio SPE LLC
As of December 31, 2009
(in thousands)

	Equity One's	Maturity		Dec 31, 2009	Dec 31, 2008
Debt Instrument	Ownership	date	Rate (1)	balance	balance

Mortgage debt
Fixed rate loan	20%	11/11/14	5.560%	$38,012	$38,657
Net interest premium/(discount)	-	-		(800)	(938)

Total mortgage debt		4.86	5.56%	$37,212	$37,719
		(wtd-avg maturity)	(Net effective int rate)
Equity One's pro-rata share of unconsolidated debt				$7,442	$7,544

(1)  The rate in effect on December 31, 2009.